BORROWINGS	12 Months Ended
Dec. 31, 2020
BORROWINGS
BORROWINGS

13.    BORROWINGS

		Unsecured bank	Bank
	MACA	facilities	overdraft	IXM Note	Bradesco	Samsung	Total
Balance, January 1, 2020	$16,060	$16,034	$589	$10,010	$—	$—	$42,693

Borrowings	—	22,044	219	—	2,500	11,250	36,013
Interest accrued	449	891	—	548	223	583	2,694
Principal repayments	(12,686)	(20,500)	(846)	(10,000)	—	(804)	(44,836)
Interest payments	(628)	(953)	—	(558)	(319)	(561)	(3,019)
Foreign exchange	(185)	—	38	—	—	—	(147)
Balance, December 31, 2020	$3,010	$17,516	$—	$—	$2,404	$10,468	$33,398
Current	$3,010	$17,516	$—	$—	$736	$9,671	$30,933
Non-current	$—	$—	$—	$—	$1,668	$797	$2,465

Note	(a)	(b)			(c)	(d)
Currency	AUD	USD	USD	USD	USD	USD
Nominal interest rate	5.5%	5.4%	13.7%	3-month LIBOR plus 5%	3.7%	3-month LIBOR plus 5%
Year of maturity	2021	2021	2020	2020	2023	2022

(a)     MACA

The Company made cash repayments to MACA totalling $12.7 million (A$18.5 million) during the year ended December 31, 2020, including $1.5 million (A$2.1 million), which represented 10% of the net cash proceeds from the bought deal financing (note 16(f)) required to be paid to MACA and applied against the outstanding balance of the loan under the amended loan agreement.

(b)      Unsecured bank facilities

The Company has unsecured, revolving, interest-bearing bank facilities totalling $17.5 million. The unsecured bank facilities are interest bearing at a weighted average fixed interest rate of 5.4% per annum and are repayable through December 2021.  Subsequent to December 31, 2020, facilities totalling $1.4 million matured and were not renewed.

(c)     Bradesco

On March 11, 2020, the Company received a loan from Bradesco in the amount of $10.0 million, with net loan proceeds of $2.5 million as $7.5 million is required to be retained as cash collateral.  The loan matures on February 24, 2023, and is required to be repaid in nine quarterly repayments of $1.1 million commencing March 5, 2021.  The return of the cash collateral will be proportionate to the quarterly loan repayments, resulting in net quarterly repayments of $0.3 million commencing March 5, 2021.  The loan principal of $10.0 million bears interest at 3.7% per annum, and the cash collateral of $7.5 million bears interest from 1.55% to 2.40% per annum.  The cash collateral of $7.5 million has been netted against the $10.0 million borrowings at December 31, 2020.

(d)     Samsung

On January 6, 2020, the Company entered an $11.3 million gold doré prepayment agreement with Samsung (the "Agreement"). In consideration of delivery and sale of approximately 3,000 ounces of gold contained in doré per month over a two-year period commencing January 2020 from Tucano, Samsung has agreed to advance $11.3 million (the "Advance") to Great Panther. Gold deliveries are sold at a 0.65% discount to the benchmark price of gold at the time of delivery. The Advance will be repaid in equal instalments of $0.8 million commencing December 2020 until January 2022 such that all amounts outstanding to Samsung will be repaid in full. The Advance bears interest at an annual rate of 3-month USD LIBOR plus 5% and is secured by a pledge of all equity interests in Great Panther's Brazilian subsidiary that owns Tucano. Great Panther has a full option for early repayment of the Advance, subject to a 3% penalty applied to the outstanding balance. The Agreement also provides Samsung with a right of offer for concentrates produced from Coricancha in certain circumstances. The transaction was completed on February 4, 2020, upon the funding of the Advance.